UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 28, 2018

WPX Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35322	45-1836028
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

3500 One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 979-2012

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

                On March 28, 2018, WPX Energy, Inc. (the “Company”) completed the sale of certain of its oil and gas assets in the State of New Mexico (the “Assets”), under its previously disclosed Purchase and Sale Agreement (the “Agreement”) with Enduring Resources IV, LLC, a Delaware limited liability company (the “Buyer”), for proceeds of $700 million, before closing adjustments.  The material terms of the Agreement and a description of the Assets were disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 5, 2018, and a copy of the Agreement was filed as Exhibit 2.1 thereto, and all of the foregoing are incorporated herein by reference.  The transactions contemplated by the Agreement are referred to herein as the “Transaction.”  The closing of the Transaction completes the Company’s exit from operations in the San Juan Basin, though the Company has left in place a performance guarantee with respect to certain midstream obligations related to the Assets that were assumed by the Buyer.  The Company believes that any future performance under its guarantee obligation is highly unlikely, given the strength of the Buyer’s credit position, the indemnity arrangements between the Company and the Buyer, and the declining size of the midstream obligations subject to the guarantee over time.   As a result, the Company believes that the guaranteed midstream obligations will not be material to its financial condition or cash flows in future periods.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements, other than statements of historical facts, included in this Report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company.  Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements.  The forward-looking statements in this Report are made as of the date of this Report, even if subsequently made available by WPX Energy on its website or otherwise.  WPX Energy does not undertake and expressly disclaims any obligation to update the forward-looking statements as a result of new information, future events or otherwise.  Investors are urged to consider carefully the disclosure in our filings with the Securities and Exchange Commission, available from us at WPX Energy, Attn:  Investor Relations, P.O. Box 21810, Tulsa, Okla., 74102, or from the SEC’s website at www.sec.gov.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

Information required by this Item 9.01(b) was previously filed by the Company in Note 17 to the Consolidated Financial Statements included in its Annual Report on Form 10-K, filed with the SEC on February 22, 2018, and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPX ENERGY, INC.

	By:	/s/ Stephen E. Brilz
Stephen E. Brilz
Vice President and Secretary

DATED: March 30, 2018